Day Hagan Tactical Allocation Fund

Class A: DHAAX Class C: DHACX Class I: DHAIX

Day Hagan Logix Tactical Dividend Fund

Class A: DHQAX Class C: DHQCX Class I: DHQIX

PROSPECTUS

November 1, 2019

This Prospectus provides important information about the Funds that you should know before investing.  Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Beginning January 1, 2021, the Funds intend to meet their shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Funds’ website, www.dhfunds.com rather than delivering paper copies. You will be notified by mail each time a report is posted and provided with the website link to access the report. You may elect to receive paper copies of a specific shareholder report or all future shareholder reports free of charge by contacting your financial intermediary (such as a broker-dealer or bank), or, if you are a direct investor, by following the instructions included with this Prospectus. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to do anything.

TABLE OF CONTENTS

FUND SUMMARY - DAY HAGAN TACTICAL ALLOCATION FUND	1
FUND SUMMARY - DAY HAGAN LOGIX TACTICAL DIVIDEND FUND	9
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	15
HOW TO BUY SHARES	45
HOW TO REDEEM SHARES	52
VALUING FUND ASSETS	55
DIVIDENDS, DISTRIBUTIONS AND TAXES	56
MANAGEMENT OF THE FUNDS	56
FINANCIAL HIGHLIGHTS	60
PRIVACY NOTICE	68
FOR MORE INFORMATION	70

FUND SUMMARY - Day Hagan Tactical Allocation Fund

Investment Objective: The Day Hagan Tactical Allocation Fund (the “Tactical Allocation Fund” or the “Fund”) objective is to achieve long-term capital appreciation with current income as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 45 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 44 and Waiver of Up-Front Sales Charge on Class A Shares on page 45.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Wire Transfer Fee	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.78%	0.78%	0.78%
Interest and Dividend Expense	0.01%	0.01%	0.01%
Remaining Other Expenses	0.77%	0.77%	0.77%
Acquired Fund Fees and Expenses[1]	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	2.26%	3.01%	2.01%
Fee Waivers and Expense Reimbursement[2]	(0.42)%	(0.42)%	(0.42)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursement	1.84%	2.59%	1.59%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 The Advisor contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired fund expenses; and extraordinary expenses) at 1.60%, 2.35%, and 1.35% for Class A, Class C, and Class I, respectively through October 31, 2020. This agreement may only be terminated by the Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund within the three years after the fees have been waived or reimbursed if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its

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expiration period, October 31, 2020, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for fee waivers and/or expense reimbursements reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$751	$262	$162
3	$1,203	$891	$590
5	$1,679	$1,545	$1,044
10	$2,990	$3,298	$2,304

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2019 was 233% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing in a portfolio of exchange traded funds (“ETFs”) selected using Day Hagan Asset Management’s (the Advisor”) proprietary quantitative asset allocation models.

The Advisor typically selects ETFs for the Fund that invest across a broad range of global asset classes including, but not limited to U.S., emerging market and other international stocks; U.S. and international bonds and U.S. and international real estate, commodities and currencies. Equity securities held by ETFs in which the Fund invests may include any market capitalization, style, class or sector. In considering ETFs that invest in fixed income securities, the Advisor may utilize fixed income ETFs that represent broad-based fixed income indices, as well as more specific and narrow sectors, maturities and credit ratings. The Advisor may invest in fixed income securities of any credit quality or maturity.

The Fund may also write covered calls and cash secured put options on ETFs, indexes and equities for the purpose of enhancing returns, establishing a position or to seek to reduce downside risk.

The Advisor’s quantitative models incorporate time-tested indicators that mathematically evaluate economic fundamentals, price-trends and valuation to determine what the Advisor believes are the most attractive asset classes. The proprietary models quantitatively interpret the ever-changing market conditions and adjust the portfolio by overweighting asset classes the Advisor believes have the greatest probability of success and underweighting areas of weakness. The models may require frequent buying and selling of the Fund’s investments.

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Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

•	Acquired Fund Limitations and Expenses Risks. The Fund will invest in other investment companies, primarily ETFs. The cost of investing in the Fund will generally be higher than the cost of investing directly in other investment company shares. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund also will likely incur brokerage costs when it purchases and sells ETFs. Furthermore, investments in other investment companies could affect the timing, amount and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by investors in the Fund.
•	Acquired Fund Risk. Because the Fund invests in other investment companies such as ETFs, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the acquired funds.
•	Commodity Risk. Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors. Commodity-related risks also include unfavorable changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
•	Currency Risk. The Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.
•	Emerging Markets Risk. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.
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•	Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.
•	Fixed Income Risk. Typically, a rise in interest rates causes a decline in the value of bond ETFs owned by the Fund. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).
•	Foreign Exposure Risk. Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.
•	Junk Bond Risk. Lower-quality bonds, known as "high yield" or "junk" bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund's ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund's share price.
•	Large Capitalization Company Risk. The Fund may invest in large capitalization companies. The securities of such companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
•	Management Risk. The Advisor’s asset allocation models, which attempt to evaluate the attractiveness, value and potential appreciation of various asset classes and particular ETFs, or other securities and derivatives in which the Fund invests, may prove to be incorrect and there is no guarantee that the model will produce the desired results.
•	Market Risk. Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
•	Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models
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may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

•	Options Risk. There are risks associated with the sale of call and put options. As the seller (writer) of a call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.
•	Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market. These may include decreases in real estate values, overbuilding, increases in operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.
•	Sector Risk. The Fund may be subject to the risk that its assets are invested in a particular sector or group of sectors in the economy and as a result, the value of the Fund may be adversely impacted by events or developments in a sector or group of sectors. These events or developments might include additional government regulation, resource shortages or surpluses, changes in consumer demands or improvements in technology that make products or services of a particular sector less desirable.
•	Small and Mid Capitalization Stock Risk. The earnings and prospects of small and mid capitalization companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than larger companies, normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures, and may have limited markets, product lines or financial resources and may lack management experience.
•	Tracking Risks. Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.
•	Turnover Risk. The models used by the Advisor may require a higher portfolio turnover, which may result in higher transactional and brokerage costs. Active trading of securities may also increase the Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.
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Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 877-329-4246 (877-DAY-HAGN).

Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 8.14% (quarter ended March 31, 2012), and the lowest return for a quarter was (11.60%) (quarter ended September 30, 2011). The Fund’s Class A year-to-date return for the period ended September 30, 2019 was 5.06%.

Average Annual Total Returns

(for the periods ended December 31, 2018)

Class A	1 Year	5 Year	Since Inception
Return Before Taxes	(14.35)%	(1.01)%	2.60%
Return After Taxes on Distributions	(15.75)%	(2.30)%	1.40%
Return After Taxes on Distributions and Sale of Fund Shares	(8.15)%	(1.20)%	1.59%
Class C
Return Before Taxes	(9.82)%	(0.58)%	2.49%
Class I
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Return Before Taxes	(9.03)%	N/A	0.05%
MSCI ACWI Index (reflects no deduction for fees, expenses or taxes)	(9.42)%	4.26%	7.55% (Class A and C shares) 3.22% (Class I shares)
Day Hagan Tactical Allocation Blended Index (reflects no deduction for fees, expenses or taxes)*	(4.96)%	3.54%	5.64% (Class A and C shares 2.76% (Class I shares)

* The Day Hagan Tactical Allocation Blended Index reflects an unmanaged portfolio of 55% of the MSCI ACWI Index, 40% of the Bloomberg Barclays Capital U.S. Aggregate Index and a 5% Bloomberg Barclays 1-3 Month Treasury.

* Class A and C shares commenced operations on October 30, 2014. Class I shares commenced operations on July 1, 2014.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Donald L. Hagan, LLC, also known as Day Hagan Asset Management, is the Fund’s investment advisor.

Portfolio Managers: Donald Hagan, Managing Member of the Advisor, and Arthur Day, Managing Member of the Advisor, serve as the Fund's Portfolio Managers. They have served the Fund in this capacity since the Fund commenced operations in 2009. Mr. Hagan is the Lead Portfolio Manager of the Fund.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $1,000 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment for each class of shares in the Fund is $50 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These

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payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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FUND SUMMARY - Day Hagan logix Tactical DIVIDEND Fund

Investment Objective: The Day Hagan Logix Tactical Dividend Fund (the “Logix Tactical Dividend Fund” or the “Fund”) objective is to achieve long-term capital appreciation with current income as a secondary objective.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 45 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 44 and Waiver of Up-Front Sales Charge on Class A Shares on page 45.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Wire Transfer Fee	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.45%	0.45%	0.45%
Acquired Fund Fees and Expenses[1]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.73%	2.48%	1.48%
Fee Waivers/Expense Reimbursement[2]	(0.15)%	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers/ Expense Reimbursement	1.58%	2.33%	1.33%

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 Pursuant to the expense limitation agreement, the Advisor contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired fund expenses; and extraordinary expenses) at 1.55%, 2.30%, and 1.30% for Class A, Class C, and Class I, respectively subject to possible recoupment by the Advisor from the Fund  in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture. This agreement will continue in effect until at least October 31, 2020.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation in place through its expiration period, October 31, 2020, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for fee waivers and/or expense reimbursements reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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YEAR	Class A	Class C	Class I
1	$726	$236	$135
3	$1,075	$758	$453
5	$1,446	$1,307	$794
10	$2,487	$2,805	$1,756

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2019 was 53% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing primarily in the equity securities of dividend paying domestic companies that the Fund’s sub-advisor, DH Logix, LLC (the “Sub-Advisor”) believes to be under-valued based on its proprietary equity selection model. Under normal circumstances, at least 80% of the Fund’s net assets plus the amount of borrowings for investment purposes, will be invested in the securities of dividend paying companies. While the Fund may invest in companies of any market capitalization without limitation, the Sub-Advisor expects that under normal market conditions its equity selection model will create a portfolio focused on large capitalization companies. The equity securities in which the Fund may invest include common stock and real estate investment trusts (“REITs”).

The Sub-Advisor selects securities using the Sub-Advisor’s proprietary equity selection model. The Sub-Advisor believes that purchasing securities of strong companies within strong industries provides a higher probability of success.  The Fund's holdings are determined by screening companies for measures of balance sheet strength, fundamental soundness, and consistent (uncut) dividends. The Sub-Advisor believes that these screens reflect the probability that the dividend stream will continue.

The Sub-Advisor then classifies the companies selected by the screening process that are related in terms of their primary business activities into industries. The Sub-Advisor believes that stocks within the same industry often rise and fall as a group because similar overlying economic and valuation factors exist for all members of the industry.   Additionally, the Sub-Advisor determines whether it believes each industry has an adequate number of underlying companies that pass the screening process.  Industries with less than four underlying companies that pass the screening process will likely not be represented in the portfolio due to diversification and risk management considerations.

The Sub-Advisor next evaluates the relative attractiveness of those industries by using its proprietary selection model, which uses historical dividend yield data. Dividend yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price and is a way to measure how much cash flow an investor is getting for each dollar invested in an equity position. When an industry is paying a historically high dividend yield, the

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industry and the companies in that industry are considered by the Sub-Advisor to be priced at a low price relative to the dividend payout and are attractive.  Conversely, when an industry has a historically low dividend yield, the Sub-Advisor believes the industry and the companies in that industry are priced too high relative to the dividend payout and are unattractive.  The Fund generally will invest less than 20% of its assets in any single industry.

The Sub-Advisor’s investment model is based on the belief that dividend yields provide a historically objective and controlled means of valuation. The research process utilizes a "weight-of-the-evidence" approach, which is designed to provide a historically-based perspective on current risks and rewards. The process provides the flexibility to seize opportunities in the marketplace in a rational, quantitative and un-emotional manner.

Principal Risks of Investing in the Fund

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

•	Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.
•	Large Capitalization Company Risk. The Fund may invest in large capitalization companies. The securities of such companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
•	Management Risk. The portfolio managers’ judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio managers’ judgment will produce the desired results.
•	Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
•	Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models
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may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

•	Real Estate Risk. The Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
•	Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund's portfolio.
•	Small and Mid Capitalization Stock Risk. To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are most volatile than larger companies.

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 877-329-4246 (877-DAY-HAGN).

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Annual Total Returns

Figures do not reflect sales charges. If they did, returns would be lower.

During the period shown in the bar chart, the highest return for a quarter was 6.03% (quarter ended December 31, 2017), and the lowest return for a quarter was (14.16%) (quarter ended December 31, 2018). The Fund’s Class A year-to-date return for the period ended September 30, 2019 was 12.54%.

Average Annual Total Returns

(for the periods ended December 31, 2018)

Class A	1 Year	Since Inception (7/1/2014)
Return Before Taxes	(14.90)%	1.66%
Return After Taxes on Distributions	(17.34)%	0.46%
Return After Taxes on Distributions and Sale of Fund Shares	(7.59)%	1.20%
Class C
Return Before Taxes	(11.12)%	2.24%
Class I
Return Before Taxes	(9.44)%	3.27%
S&P 500 Value Total Return Index	(8.95)%	5.06%
Russell 1000 Value Total Return Index (reflects no deduction for fees, expenses or taxes)	(8.27)%	4.64%

The Fund has changed the benchmark index used to compare its performance from the Russell 1000 Value Total Return Index to the S&P 500 Value Index. The Advisor believes that the S&P 500 Value Index is the appropriate benchmark index for the Fund because it is more aligned with the large capitalization companies held by the Fund.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns

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depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Donald L. Hagan, LLC, also known as Day Hagan Asset Management, is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: DH Logix, LLC, also known as Day Hagan Logix, is the Fund’s investment sub-advisor.

Portfolio Managers: Robert Herman, Senior Managing Director of the Sub-Advisor, Jeffrey Palmer, Senior Managing Director of the Sub-Advisor, and Donald Hagan, Senior Managing Director of the Sub-Advisor and managing member and co-founder of the Advisor, serve as the Fund's Portfolio Managers. Messrs. Herman and Palmer have each served the Fund as a Portfolio Manager since the Fund commenced operations in 2014 and Mr. Hagan has served the Fund as a Portfolio Manager since 2017. Mr. Herman is the Lead Portfolio Manager of the Fund.

Purchase and Sale of Fund Shares: The minimum initial investment in each share class of the Fund is $1,000 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment for each class of shares is $50 for all accounts. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUNDS’ principal Investment STRATEGIES and related risks

INVESTMENT OBJECTIVES

Fund	Investment Objective
Tactical Allocation Fund	The Fund's objective is to achieve long-term capital appreciation with current income as a secondary objective.
Logix Tactical Dividend Fund	The Fund's objective is to achieve long-term capital appreciation with current income as a secondary objective.

The investment objective of each Fund is non-fundamental and may be changed by the Board of Trustees (the “Board” or “Trustees”) without shareholder approval. If the Board decides to change a Fund’s investment objective or the Logix Tactical Dividend Fund’s policy to invest least 80% of the Fund’s net assets, plus the amount of borrowings for investment purposes, in dividend paying companies, shareholders will be given 60 days advance notice.

PRINCIPAL INVESTMENT STRATEGIES

The Funds’ main investment strategies described in this prospectus are the strategies that the Advisor believes are most likely to be important in trying to achieve each Fund’s investment objective. You should note, however, that each Fund may use other non-principal strategies and invest in other securities not described in this prospectus, which are disclosed in detail in the Funds’ Statement of Additional Information (“SAI”). For a copy of the SAI please call toll free at 877-329-4246 (877-DAY-HAGN) or visit the Funds’ website at www.dhfunds.com.

Tactical Allocation Fund

The Fund seeks to achieve its investment objectives by investing in a portfolio of exchange traded funds (“ETFs”) selected using the Day Hagan Asset Management’s (the “Advisor”) proprietary quantitative asset allocation models.

The Fund uses the Advisor’s quantitative, model-based framework to define asset allocation.  The Advisor’s quantitative models incorporate time-tested indicators that mathematically evaluate economic fundamentals, price-trends and valuation to determine what the Advisor believes are the most attractive asset classes. The proprietary models quantitatively interpret the ever-changing market conditions and adjusts the portfolio by overweighting asset classes the Advisor believes have the greatest probability of success and underweighting areas of weakness. The models search for confirmation among many diverse indicators including relative valuation, economic variables, business conditions, sentiment, and trend-following statistics.  When the indicators are all providing a similar message, the probability of success is much

15

higher.  The models’ “weight-of-the-evidence” approach provides a historically-based perspective on current risks and rewards. The models provide the flexibility to seize opportunities in the marketplace in a rational, model-based and un-emotional manner. The models may require frequent buying and selling of the Fund’s investments.

The Fund implements the asset allocation investment strategy using ETFs. An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. ETFs attempt to achieve the same investment return as that of a particular market index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index, a representative sample of securities in the index or investments and assets that provide similar exposure.

The Advisor typically selects ETFs for the Fund that invest across a broad range of global asset classes including, but not limited to, U.S., emerging market and other international stocks, U.S. and international bonds, U.S. and international real estate, commodities and currencies. The Fund, based on the Advisor’s quantitative models, will vary its asset allocation significantly among diverse asset classes as market environments change. At times, the Fund may invest over 90% in equity-related securities and at other times less than 10%. Equity securities held by ETFs in which the Fund invests may include any market capitalization, style, class or sector. In considering ETFs that invest in fixed income securities, the Advisor may utilize fixed income ETFs that represent broad-based fixed income indices, as well as more specific and narrow sectors, maturities and credit ratings. The Advisor may invest in fixed income securities of any credit quality or maturity.

The Fund may also write covered calls and cash secured put options on ETFs, indexes and equities for the purpose of enhancing returns, establishing a position or reducing downside risk.

Logix Tactical Dividend Fund

The Fund seeks to achieve its investment objectives by investing primarily in the equity securities of dividend paying companies domiciled in the U.S. that the Fund’s sub-advisor, DH Logix, LLC (the “Sub-Advisor”) believes to be under-valued based on its proprietary equity selection model. Under normal circumstances, at least 80% of the Fund’s net assets plus the amount of borrowings for investment purposes, will be invested in the securities of dividend paying companies. While the Fund may invest in companies of any market capitalization without limitation, the Sub-Advisor expects that under normal market conditions its equity selection model will create a portfolio focused on large capitalization companies. The equity securities in which the Fund may invest includes common stock and real estate investment trusts (“REITs”).

The Sub-Advisor selects securities using the Sub-Advisor’s proprietary equity selection model. The Sub-Advisor believes that purchasing securities of strong companies within strong industries provides a higher probability of success.  The Fund's holdings are determined by screening companies for measures of balance sheet strength, fundamental soundness, and consistent (uncut) dividends. The Sub-Advisor believes that these screens reflect the probability that the dividend stream will continue.

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The Sub-Advisor then classifies the companies selected by the screening process that are related in terms of their primary business activities into industries. The Sub-Advisor believes that stocks within the same industry often rise and fall as a group because similar overlying economic and valuation factors exist for all members of the industry.   Additionally, the Sub-Advisor determines whether it believes each industry has an adequate number of underlying companies that pass the screening process.  Industries with less than four underlying companies that pass the screening process will likely not be represented in the portfolio due to diversification and risk management considerations.

The Sub-Advisor next evaluates the relative attractiveness of those industries by using its proprietary selection model, which uses historical dividend yield data. Dividend yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price and is a way to measure how much cash flow an investor is getting for each dollar invested in an equity position. When an industry is paying a historically high dividend yield, the industry and the companies in that industry are considered by the Sub-Advisor to be priced at a low price relative to the dividend payout and are attractive.  Conversely, when an industry has a historically low dividend yield, the Sub-Advisor believes the industry and the companies in that industry are priced too high relative to the dividend payout and are unattractive.  The Fund generally will invest less than 20% of its assets in any single industry.

The Sub-Advisor’s investment model is based on the belief that dividend yields provide a historically objective and controlled means of valuation. The research process utilizes a "weight-of-the-evidence" approach which is designed to provide a historically-based perspective on current risks and rewards. The process provides the flexibility to seize opportunities in the marketplace in a rational, quantitative and un-emotional manner.

Temporary Defensive Positions

The Funds intend to remain fully invested in their respective strategies at all times. However, each Fund regards the judicious use of cash as part of its strategy. Therefore, the Funds may take temporary defensive cash-like positions, which are inconsistent with the Funds’ principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions that may cause a Fund’s investment models to indicate a lower allocation to equities or fixed income is prudent. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although the Fund would do this only in seeking to avoid losses, the Fund would necessarily reduce the benefit from any upswing in the market. The Funds also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable and there

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will be certain market conditions where the Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program.

The table below identifies each Fund’s principal risks and non-principal risks.

Key:

Principal Risk: ●

Non-Principal Risk: ○

	Tactical Allocation	Logix Tactical Dividend Fund
Actively Managed Funds Risk	○	○
Acquired Fund Limitations and Expenses Risk	●
Acquired Funds Risk	●	○
ADR Currency Risk	○	○
ADRs Risk	○	○
Affiliated Investment Company Risk	○	○
Allocation Risk	○	○
Asset Backed Risk
Asset-Backed and Mortgage Backed Security Risk	○	○
Bank Loans Risk	○	○
Basic Materials Industry Risk	○	○
Business Development Companies (“BDC”) Risk	○	○
Call Options Risk	○	○
Capacity Risk	○	○
Cash or Cash Equivalents Risk	○	○
CDOs and CLOs Risk	○	○
Changing Fixed Income Market Conditions Risk	○	○
Collateralized Bond Obligation Risk	○	○
Commodity Risk	●	○
Conflict of Interest – Advisor/Sub-Advisor Risk	○	○
Conflict of Interest – Portfolio Manager Risk	○	○
Convertible Bond Risk	○	○
Convertible Securities Risk	○	○
Counterparty Risk	○	○
Credit Default Swap Risk	○	○
Credit Risk	○	○
Credit Risk (for Floating Rate Loans)	○	○
Currency Risk	●	○
Derivatives Risk	○	○
Dividend Yield Risk	○	○
Duration Risk	○	○
Emerging Market Risk	●	○
Equity Security Risk	●	●
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	Tactical Allocation	Logix Tactical Dividend Fund
ETFs Risk	○	○
Exchange Traded Notes Risk	○	○
Extension Risk	○	○
Fixed Income Risk	●	○
Foreign Currency Risk	○	○
Foreign Exchanges Risk	○	○
Foreign Exposure Risk	●	○
Foreign Securities Risk	○	○
Forwards Risk	○	○
Futures Contract Risk	○	○
Geographic Concentration Risk	○	○
Growth Stock Risk	○	○
Hedging Risk	○	○
Index Risk	○	○
Inflation-Indexed Bond Risk	○	○
Inflation Protected Securities Risk	○	○
Interest Rate Risk	○	○
Interest Rate Risk (for Floating Rate Loans)	○	○
Inverse ETF Risk	○	○
Issuer Specific Risk	○	○
Junk Bond Risk	●	○
Large Capitalization Stock Risk	●	●
Leverage Risk	○	○
Leveraged ETF Risk	○	○
Liquidity Risk	○	○
Litigation Risk	○	○
Loan Risk	○	○
Machinery and Electrical Equipment Industry Risk	○	○
Management Risk	●	●
Market Risk	●	●
Market Volatility-Linked ETFs Risk	○	○
MBS and CMO Risk	○	○
Medium (Mid) Capitalization Stock Risk	○	○
Micro Capitalization Risk	○	○
MLP and MLP-Related Securities Risk	○	○
Model and Data Risk	●	●
Mortgage Backed Security Risk	○	○
Municipal Bond Risk	○	○
Options Market Risk	○	○
Options Risk	●	○
OTC Trading Risk	○	○
Preferred Stock Risk	○	○
Prepayment Risk	○	○
Real Estate and REIT Risk	○	○
Real Estate Risk	●	●
Regulatory Risk	○	○
Repurchase and Reverse Repurchase Agreement Risk	○	○
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	Tactical Allocation	Logix Tactical Dividend Fund
Restricted Securities Risk	○	○
Risk Management Risk	○	○
Sector Concentration Risk	○	○
Sector Risk	●
Security Risk	○	●
Segregation Risk	○	○
Short Position Risk	○	○
Short Selling Risk	○	○
Small and Mid-Capitalization Stock Risk	●	●
Sovereign Debt Risk	○	○
Structured Note Risk	○
Sub-Prime Mortgage Risk	○	○
Swaps Risk	○	○
Technology Sector Risk	○	○
Tracking Risk	●
Turnover Risk	●	○
Underlying Fund Risk	○	○
U.S. Government Obligations Risk	○	○
Volatility Risk	○	○

Actively Managed Fund Risk. The Funds are actively managed and do not seek to replicate the performance of the Benchmark. As a result, a Fund’s performance will vary intentionally and perhaps significantly from that of the Benchmark.

Acquired Fund Limitations and Expenses Risks. The Funds will invest in other investment companies, primarily ETFs. The cost of investing in the Funds will generally be higher than the cost of investing directly in other investment company shares. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses. The Funds also will likely incur brokerage costs when it purchases and sells ETFs. Furthermore, investments in other investment companies could affect the timing, amount and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by investors in the Funds.

Acquired Fund Risk. Each Acquired Fund, including each ETF, is subject to specific risks, depending on the nature of the Acquired Fund.  These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the adviser or sub-adviser (as applicable) may not be able to liquidate the Fund’s holding at the most optimal time, adversely affecting performance.

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Each acquired fund is subject to specific risks, depending on the nature of its investment strategy. Acquired funds that use derivatives may be subject to counterparty risk, liquidity risk, and other risks commonly associated with investments in derivatives.

ADR Currency Risk. To establish a value for the shares, the issuer establishes a “conversion rate” equal to one share of an American Depositary Receipt (“ADR”) for a certain number of shares of the stock of a foreign company. This “conversion rate” establishes a universal monetary relationship between the value of the ADR and the local currency of the foreign company stock. Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure.

Although an ADR is priced in the US dollar, in order to preserve the uniformity of the established “conversion rate,” movements in the exchange rate of the local currency versus the US dollar are automatically reflected in the price of the ADR in US dollars. Therefore, even if the price of the foreign security does not change on its market, if the exchange rate of the local currency relative to the US Dollar declines, the ADR price would decline by a similar measure.

ADRs Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. In addition to the risks of investing in foreign securities discussed below, there is no guarantee that an ADR issuer will continue to offer a particular ADR. As a result, the Fund may have difficulty selling the ADR, or selling them quickly and efficiently at the prices at which they have been valued. In a sponsored ADR arrangement, the foreign company assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign company assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the foreign company, available information concerning the foreign company may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Affiliated Investment Company Risk. The Funds invest in affiliated underlying funds (the “Catalyst Advised Funds”), unaffiliated underlying funds, or a combination of both. The Advisor, therefore, is subject to conflicts of interest in allocating a Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Catalyst Advised Funds

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for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Advised Funds.

Allocation Risk. The risk that if a Fund’s strategy for allocating assets among different assets classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with the same or similar investment strategy.

Asset-Backed Security Risk. When a Fund invests in asset-backed securities, including mortgage-backed securities and collateralized mortgage obligations (“CMOs”), a Fund is subject to the risk that, if the issuer fails to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities.

Asset-Backed and Mortgage-Backed Security Risk. Prepayment risk is associated with mortgage-backed and asset-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of a Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend on the ability of the Fund’s Advisor or Sub-Advisor to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The more senior security classes are generally entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to pay all investors. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset backed securities may be secured by pools of loans, such as student loans, automobile loans, equipment leases, and credit card receivables. The credit risk on such securities is affected by borrowers or lessees defaulting on their payments. The values of assets underlying mortgage-backed and asset-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in certain years. Possible legislation in the area of residential mortgages, credit cards and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, the Fund may be more susceptible to risk factors affecting such types of securities. The liquidity of these assets may decrease over time.

Bank Loans Risk. The market for bank loans may not be highly liquid and a Fund may have difficulty selling them. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans settle on a delayed basis, potentially leading to the sale proceeds of such loans not being available to meet redemptions for a substantial period of time after the sale of the bank loans. Certain bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the protections of federal securities laws, including anti-fraud provisions.

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Basic Materials Industry Risk. To the extent that a Fund’s investments are exposed to issuers conducting business in basic materials, the Fund is subject to the risk that the securities of such issuers will underperform the market as a whole due to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that economic sector. The prices of the securities of basic materials companies also may fluctuate widely in response to such events.

Business Development Companies (“BDC”) Risk. BDCs may carry risks similar to those of a private equity or venture capital fund. BDC company securities are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. A BDC is a form of investment company that is required to invest at least 70% of its total assets in securities (typically debt) of private companies, thinly traded U.S. public companies, or short-term high quality debt securities. The BDCs held by a Fund may leverage their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. A significant portion of a BDC’s investments are recorded at fair value as determined by its board of directors which may create uncertainty as to the value of the BDC’s investments. Non-traded BDCs are illiquid and it may not be possible to redeem shares or to do so without paying a substantial penalty. Publicly-traded BDCs usually trade at a discount to their net asset value because they invest in unlisted securities and have limited access to capital markets. BDCs are subject to high failure rates among the companies in which they invest and federal securities laws impose restraints upon the organization and operations of BDCs that can limit or negatively impact the performance of a BDC. However, the Fund does not believe it would be liable for the actions of any entity in which it invests and that only its investment is at risk. Also, BDCs may engage in certain principal and joint transactions that a mutual fund or closed-end fund may not without an exemptive order from the SEC.

Call Options Risk.  There are risks associated with the sale and purchase of call options.  As the seller (writer) of a covered call option, a Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.  A Fund continues to bear the risk that it will lose money if the value of the security falls below the strike price. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. As the buyer of a call option, a Fund assumes the risk that the market price of the underlying security will not increase above the strike price plus the premiums paid, so the Fund bears the risk that it will lose the premium paid for the option.

Capacity Risk. The markets and securities in which a Fund invests may, at times, be limited. Under such conditions, the execution of the Fund’s strategy may be affected and the Fund may not achieve its investment objective. In addition, the Fund may not be able to purchase or sell securities at favorable market prices.

Cash or Cash Equivalents Risk: At any time, a Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents,

23

there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

CDOs and CLOs Risk. Collateralized debt obligations (“CDOs”) and collateralized loan obligations (“CLOs”) are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk.

Changing Fixed Income Market Conditions Risk. Following the financial crisis that began in 2007, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) has attempted to support the U.S. economic recovery by keeping the federal funds rate at a low level and purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market. Any future interest rate increases could cause the value of any Fund that invests in fixed income securities to decrease. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed-income markets, the Fund may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs the Fund incurs and may lower its performance. Furthermore, if rising interest rates cause a Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund. In addition, decreases in fixed income dealer market-making capacity may persist in the future, potentially leading to decreased liquidity and increased volatility in the fixed income markets.

Collateralized Bond Obligation Risk. The pool of securities underlying collateralized bond obligations is typically separated in groupings called tranches representing different degrees of credit quality. The higher quality tranches have greater degrees of protection and pay lower interest rates. The lower tranches, with greater risk, pay higher interest rates.

Commodity Risk. When the Fund invests in ETFs that invest in (1) companies that derive a large portion of their revenue or profit from commodities or (2) commodity-linked securities, the Fund will be exposed to commodity-related risks. Commodity-related risks include production risks caused by unfavorable weather, animal and plant disease, geologic and environmental factors. Commodity-related risks also include unfavorable changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions. The value of commodity-related securities may also be affected by changes in overall market movements, commodity index volatility, changes in interest rates and the global economy.

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Conflict of Interest - Advisor/Sub-Advisor Risk. The Advisor, Sub-Advisor and other individuals associated with the Advisor and Sub-Advisor may have compensation and/or other arrangements that may be in conflict to the interests of a Fund.

Conflict of Interest - Portfolio Manager Risk. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

With respect to securities transactions for the Funds, the Advisor or Sub-Advisor determine which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

The appearance of a conflict of interest may arise where the Advisor or Sub-Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares

The Advisor and Sub-Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are subject to fixed income security risks and conversion value-related equity risk. Convertible bonds are similar to other fixed-income securities because they usually pay a fixed interest rate and are obligated to repay principal on a given date in the future. The market value of fixed-income securities tends to decline as interest rates increase. Convertible bonds are particularly sensitive to changes in interest rates when their conversion to equity feature is small relative to the interest and principal value of the bond. Convertible issuers may not be able to make principal and interest payments on the bond as they become due. Convertible bonds may also be subject to prepayment or redemption risk. If a convertible bond is called for redemption, the Funds will be required to surrender the security for redemption, convert it into the issuing company's common stock or cash at a time that may be unfavorable to the Funds. Convertible securities have characteristics similar to common stocks especially when

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their conversion value is greater than the interest and principal value of the bond. The price of equity securities may rise or fall because of economic or political changes. Stock prices in general may decline over short or even extended periods of time. Market prices of equity securities in broad market segments may be adversely affected by a prominent issuer having experienced losses or by the lack of earnings or such an issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates. When a convertible bond's value is more closely tied to its conversion to stock feature, it is sensitive to the underlying stock's price.

Convertible Securities Risk. Convertible securities, such as convertible preferred stocks, subject the Funds to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Counterparty Risk. A Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom a Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Default Swap Risk. Credit default swaps ("CDS") are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the "seller") receives pre-determined periodic payments from the other party (the "buyer"). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. The use of CDS involves investment techniques and risks different from those associated with ordinary portfolio security transactions, such as potentially heightened counterparty, concentration and exposure risks.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing a Fund’s total return. A Fund may invest in high-yield, high-risk securities commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Credit risk may be substantial for a Fund.

Credit Risk (for Floating Rate Loans). Credit risk is the risk that the issuer of a security and other instrument will not be able to make principal and interest payments when due. The value of a Fund’s shares, and the Fund’s ability to pay dividends, is dependent upon the performance of the assets in its portfolio. Prices of a Fund’s investments can fall if the actual or perceived financial health of the borrowers on, or issuers of, such investments deteriorates, whether because of broad economic or issuer-specific reasons. In severe cases, the borrower or issuer could be late in paying interest or principal, or could fail to pay altogether.

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In the event a borrower fails to pay scheduled interest or principal payments on an investment held by a Fund, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid by a Fund and likely lead to a decline in the net asset value of the Fund’s shares.

A Fund may invest in floating rate loans that are senior in the capital structure of the borrower or issuer, and that are secured with specific collateral. Loans that are senior and secured generally involve less risk than unsecured or subordinated debt and equity instruments of the same borrower because the payment of principal and interest on senior loans is an obligation of the borrower that, in most instances, takes precedence over the payment of dividends or the return of capital to the borrower’s shareholders, and payments to bond holders; and because of the collateral supporting the repayment of the debt instrument. However, the value of the collateral may not equal a Fund’s investment when the debt instrument is acquired or may decline below the principal amount of the debt instrument subsequent to the Fund’s investment. Also, to the extent that collateral consists of stocks of the borrower, or its subsidiaries or affiliates, a Fund bears the risk that the stocks may decline in value, be relatively illiquid, or may lose all or substantially all of their value, causing the Fund’s investment to be undercollateralized. Therefore, the liquidation of the collateral underlying a floating rate loan in which a Fund has invested, may not satisfy the borrower’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be able to be readily liquidated.

In the event of the bankruptcy of a borrower or issuer, a Fund could experience delays and limitations on its ability to realize the benefits of the collateral securing the Fund’s investment. Among the risks involved in a bankruptcy are assertions that the pledge of collateral to secure a loan constitutes a fraudulent conveyance or preferential transfer that would have the effect of nullifying or subordinating a Fund’s rights to the collateral.

The floating rate debt in which a Fund invests may be generally rated lower than investment-grade credit quality, i.e., rated lower than “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or “BBB-” by Standard & Poor’s Ratings Services (“S&P”), or have been made to borrowers who have issued debt securities that are rated lower than investment-grade in quality or, if unrated, would be rated lower than investment-grade credit quality. Investment decisions for a Fund will be based largely on the credit analysis performed by the Sub-Advisor, and not entirely on rating agency evaluation. This analysis may be difficult to perform. Information about a loan and its borrower generally is not in the public domain. Many borrowers have not issued securities to the public and are not subject to reporting requirements under federal securities laws. Generally, however, borrowers are required to provide financial information to lenders and information may be available from other loan market participants or agents that originate or administer loans.

Currency Risk. Although a Fund will report its net asset value and pay dividends in U.S. dollars, when a Fund invests in ETFs that invest in foreign currency denominated or foreign currency-linked securities, the Fund will be exposed to currency risk. This means that a Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Additionally, certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Also,

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the ETFs in which a Fund invests may engage in various investments that are designed to hedge foreign currency risks. While these transactions will be entered into to seek to manage these risks, these investments may not prove to be successful or may have the effect of limiting the gains from favorable market movements.

Derivatives Risk. A Fund may use derivatives to enhance returns or hedge against market declines. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities including:

Leverage and Volatility Risk: Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. In addition, it is anticipated that the Underlying Pools will be “notionally funded” - that is their nominal trading level will exceed the cash deposited in the trading accounts. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Liquidity Risk: Although it is anticipated that the derivatives traded by the Fund will be actively traded, it is possible that particular investments might be difficult to purchase or sell, possibly preventing the Fund from executing positions at an advantageous time or price, or possibly requiring them to dispose of other investments at unfavorable times or prices in order to satisfy their obligations. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. It is also possible that an exchange or the Commodity Futures Trading Commission (“CFTC”), which regulates commodity futures exchanges, may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

Counterparty Risk: The Fund may engage in transactions in securities and financial instruments that involve counterparties. Counterparty risk is the risk that a counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes

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transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Dividend Yield Risk. While a Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Duration Risk. Longer-term securities may be more sensitive to interest rate changes. Given the recent, historically low interest rates and the potential for increases in those rates, a heightened risk is posed by rising interest rates to a fund whose portfolios include longer-term fixed income securities. Effective duration estimates price changes for relatively small changes in rates. If rates rise significantly, effective duration may tend to understate the drop in a security’s price. If rates drop significantly, effective duration may tend to overstate the rise in a security’s price.

Emerging Markets Risk. A Fund may invest in ETFs that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. For example, emerging markets may experience significant declines in value due to political and currency volatility. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETFs Risk. Like an open-end investment company (mutual fund), the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be halted under certain circumstances.

Exchange Traded Notes (“ETNs”) Risk. Similar to ETFs, owning an ETN generally reflects the risks of owning the assets that comprise the underlying market benchmark or strategy that the ETN is designed to reflect. ETNs also are subject to issuer and fixed-income risk.

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Extension Risk. Refers to the risk that if interest rates rise, repayments of principal on certain debt securities, including, but not limited to, floating rate loans and mortgage-related securities, may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Securities that are subject to extension risk generally have a greater potential for loss when prevailing interest rates rise, which could cause their values to fall sharply.

Fixed Income Risk. When a Fund invests in ETFs that own bonds, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond ETFs owned by a Fund. In general, the market price of debt securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities.  Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by a Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Foreign Exchanges Risk: A portion of the derivatives trades made by a Fund may be take place on foreign markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Foreign Exposure Risk.  The Funds’ investment in ETFs may cause the Fund to be exposed to the risks associated with foreign markets.  Special risks associated with investments in foreign markets may include less liquidity, greater volatility, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Foreign Securities Risk. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of

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U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. Depository receipts maintain substantially the same risks as those associated with investments in foreign securities and may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities.

Forwards Risk. Foreign currency forward contract are a type of derivative contract whereby a Fund may agree to buy or sell a country's or region's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. These contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies and may fall in value due to foreign market downswings or foreign currency value fluctuations. Forward foreign currency contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty and subject to counterparty risk. A Fund's investment or hedging strategies may not achieve their objective. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivative contracts ordinarily have leverage inherent in their terms and low margin deposits normally required in trading derivatives permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to a Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund's potential for gain or loss and, therefore, amplify the effects of market volatility on a Fund's share price.

Futures Contract Risk. A Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on a Fund. This risk could cause a Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Geographic Concentration Risk. A Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting countries within the specific geographic regions in which a Fund invests. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, a Fund's net asset value may be more volatile than a more geographically diversified fund.

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Growth Stock Risk. "Growth" stocks can react differently to issuer, political, market, and economic developments than the market as a whole and other types of stocks. "Growth" stocks also tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, "growth" stocks tend to be sensitive to changes in their earnings and more volatile in price than the stock market as a whole. In addition, companies that the Advisor or Sub-Advisor believes have significant growth potential are often companies with new, limited or cyclical product lines, markets or financial resources and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Hedging Risk. Hedging is a strategy in which a Fund uses a derivative to offset the risks associated with other Fund holdings. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. A Fund is not required to use hedging and may choose not to do so.

Index Risk. If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.

Inflation-Indexed Bond Risk. Inflation-indexed bonds are fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation indexed bonds does not adjust according to the rate of inflation. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-indexed bond will be treated as interest income currently subject to tax at ordinary income rates even though investors will not receive repayment of principal until maturity. If a Fund invests in such bonds, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate a Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be desirable.

Inflation Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates. Real interest rates represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on

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inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest Rate Risk. Interest rate risk is the risk that bond prices overall, including the prices of securities held by a Fund, will decline over short or even long periods of time due to rising interest rates. Bonds with longer maturities tend to be more sensitive to interest rates than bonds with shorter maturities. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity.

Interest Rate Risk (for Floating Rate Loans). Changes in short-term market interest rates will directly affect the yield on the shares of a Fund whose investments are normally invested in floating rate debt. If short-term market interest rates fall, the yield on a Fund’s shares will also fall. Conversely, when short-term market interest rates rise, because of the lag between changes in such short-term rates and the resetting of the floating rates on the floating rate debt in a Fund’s portfolio, the impact of rising rates will be delayed to the extent of such lag. The impact of market interest rate changes on a Fund’s yield will also be affected by whether, and the extent to which, the floating rate debt in the Fund’s portfolio is subject to floors on the LIBOR base rate on which interest is calculated for such loans (a “LIBOR floor”). So long as the base rate for a loan remains under the LIBOR floor, changes in short-term interest rates will not affect the yield on such loans. In addition, to the extent that the interest rate spreads on floating rate debt in a Fund’s portfolio experience a general decline, the yield on a Fund’s shares will fall and the value of a Fund’s assets may decrease, which will cause a Fund’s net asset value to decrease. With respect to a Fund’s investments in fixed rate instruments, a rise in interest rates generally causes values to fall. The values of fixed rate securities with longer maturities or duration are more sensitive to changes in interest rates.

Inverse ETF Risk: Investing in inverse ETFs may result in increased volatility due to a Fund’s possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to a Fund. The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Issuer Specific Risk. The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. The value of each underlying pool will be dependent on the success of the strategies used by its manager or managers. Certain managers may be dependent upon a single individual or small group of individuals, the loss of which could adversely affect their success.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present a significant risk for loss of principal and interest. These bonds offer the potential for higher return, but also involve greater risk than bonds of higher quality, including an increased possibility that the bond’s issuer, obligor or guarantor may not be able to make its payments of interest and principal (credit quality risk). If that happens, the value of the bond may decrease,

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and the Fund’s share price may decrease and its income distribution may be reduced. An economic downturn or period of rising interest rates (interest rate risk) could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds (liquidity risk). Such securities may also include “Rule 144A” securities, which are subject to resale restrictions. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Large Capitalization Stock Risk. Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.

Leverage Risk. Using derivatives can create leverage, which can amplify the effects of market volatility on a Fund’s share price and make a Fund’s returns more volatile. The use of leverage may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The use of leverage may also cause a Fund to have higher expenses than those of mutual funds that do not use such techniques.

Leveraged ETF Risk: Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Liquidity Risk. Liquidity risk exists when particular investments of a Fund would be difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring a Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Litigation Risk. A Fund may be named in a lawsuit despite no wrongdoing by the Fund, its Advisor or Sub-Advisor or any other service provider to the Fund. The defense of a lawsuit may detrimentally impact a Fund and its shareholders, including incurring legal defense cost, regulatory costs and increased insurance premiums.

Loan Risk. Investments in bank loans may subject a Fund to heightened credit risks because such loans tend to be highly leveraged and potentially more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans are often rated below investment grade, but may also be unrated. The risks associated with these loans can be similar to the risks of below investment grade fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan’s value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this Prospectus,

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including liquidity risk and the risk of investing in below-investment grade fixed income instruments.

Machinery and Electrical Equipment Industry Risk. The machinery and electrical equipment industries can be significantly affected by general economic trends, including employment, economic growth, and interest rates; changes in consumer sentiment and spending; overall capital spending levels, which are influenced by an individual company’s profitability and broader factors such as interest rates and foreign competition; commodity prices; technical obsolescence; labor relations legislation; government regulation and spending; import controls; and worldwide competition. Companies in these industries also can be adversely affected by liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Management Risk. The Advisor’s asset allocation models, which attempt to evaluate the attractiveness, value and potential appreciation of various asset classes and particular ETFs, or other securities in which the Fund invests, may prove to be incorrect and there is no guarantee that the model will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of a Fund. The net asset value of a Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets.

Market Volatility-Linked ETFs Risk. ETFs that are linked to market volatility have the risks associated with investing in futures. An ETF’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the ETF to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the Advisor’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

MBS and CMO Risk. Mortgage-backed securities (“MBS”) and collateralized mortgage obligations (“CMOs”) are subject to credit risk because underlying loan borrowers may default. MBS and CMO default rates tend to be sensitive to overall economic conditions and to localized property vacancy rates and prices. Borrower default rates may be significantly higher than estimated. Certain individual securities may be more sensitive to default rates because payments may be subordinated to other securities of the same issuer. The Advisor's and/or Sub-Advisor’s assessment, or a rating agency’s assessment, of borrower credit quality, default rates and loss rates may prove to be overly optimistic. Additionally, MBS and CMOs are subject to prepayment risk because the underlying loans held by the issuers may be paid off prior to maturity at faster or

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lower rates than expected. The value of these securities may go down as a result of changes in prepayment rates on the underlying mortgages or loans. During periods of declining interest rates, prepayment rates usually increases and the Fund may have to reinvest prepayment proceeds at a lower interest rate. CMOs may be less susceptible to this risk because payment priorities within the CMO may have the effect of a prepayment lock out period.

Medium (Mid) Capitalization Stock Risk. To the extent a Fund invests in the stocks of mid-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Micro Capitalization Risk. Micro capitalization companies may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with those investments are generally greater than those associated with investments in the securities of larger, more established companies. This may cause a Fund’s net asset value to be more volatile when compared to investment companies that focus only on large capitalization companies.

Generally, securities of micro capitalization companies are more likely to experience sharper swings in market value, less liquid markets in which it may be more difficult for the Advisor and/or Sub-Advisor to sell at times and at prices that the Advisor and/or Sub-Advisor believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, micro capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of micro capitalization companies are often traded over the counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, the Fund may be required to dispose of these securities over a larger period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

MLP and MLP-Related Securities Risk. Investments in Master Limited Partnerships (“MLPs”) and MLP-related securities involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP or MLP-related security, risks related to potential conflicts of interest between an MLP and the MLP’s general partner, cash flow risks, dilution risks (which could occur if the MLP raises capital and then invests it in projects whose return fails to exceed the cost of capital raised) and risks related to the general partner’s limited call right. MLPs and MLP-related securities are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs or MLP-related securities could enhance or harm the overall performance of the Fund.

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MLP Tax Risk. MLPs, typically, do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction of the value of your investment in the Fund and lower income, as compared to an MLP that is not taxed as a corporation.

Model and Data Risk. Like all quantitative analysis, the investment models utilized by the Advisor and Sub-Advisor carry the risk that the ranking system, valuation results and predictions might be based on one or more incorrect assumptions, insufficient historical data, inadequate design, or may not be suitable for the purpose intended. In addition, models may not perform as intended for many reasons including errors, omissions, imperfections or malfunctions. Because the use of models are usually based on data supplied by third parties, the success of the Advisor and Sub-Advisor’s use of such models is dependent on the accuracy and reliability of the supplied data. Historical data inputs may be subject to revision or corrections, which may diminish data reliability and quality of predictive results. Changing and unforeseen market dynamics could also lead to a decrease in the short-term or long-term effectiveness of a model. Models may lose their predictive validity and incorrectly forecast future market behavior and asset prices, leading to potential losses. No assurance can be given that a model will be successful under all or any market conditions.

Mortgage-Backed Securities Risk. MBS represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

Municipal Bond Risk. The value of municipal bonds that depend on a specific revenue source or general revenue source to fund their payment obligations may fluctuate as a result of changes in the cash flows generated by the revenue source(s) or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source(s). In addition, changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds. There is no guarantee that a municipality will to pay interest or repay principal.

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In addition, the ability of an issuer to make payments or repay interest may be affected by litigation or bankruptcy. In the event of such an issuer’s bankruptcy, a Fund could experience delays in collecting principal and interest, and may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a debt holder may, in some instances, take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase a Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt. Municipal bonds are generally subject to interest rate, credit and market risk.

Because many municipal bonds are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), conditions in those sectors may affect the overall municipal securities market. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. Municipal bonds backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the supporting taxation or the inability to collect revenues for the specific project or specific assets. Municipal bonds are subject to the risk that the Internal Revenue Service (the “IRS”) may determine that an issuer has not complied with applicable tax requirements and that interest from the municipal bond is taxable, which may result in a significant decline in the value of the security. Municipal bonds may be less liquid than taxable bonds and there may be less publicly available information on the financial condition of municipal bond issuers than for issuers of other securities, and the investment performance of a Fund may therefore, be more dependent on the analytical abilities of the Sub-Advisor than if the Fund held other types of investments. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, a by-product of lower capital commitments to the asset class by the dealer community, which may adversely affect a Fund’s ability to sell municipal bonds at attractive prices or value municipal bonds.

Options Market Risk. Markets for options and options on futures may not always operate on a fair and orderly basis. At times, prices for options and options on futures may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Options Risk.  There are risks associated with the sale of call and put options.  As the seller (writer) of a call option, a Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price.   As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price.

Over-the-Counter (“OTC”) Trading Risk. Certain of the derivatives in which a Fund may invest may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

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Preferred Stock Risk. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices. In an issuer bankruptcy, preferred stock holders are subordinate to the claims of debtholders and may receive little or no recovery.

Prepayment Risk. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities, reducing their yield and market value, and the Fund may have to reinvest at a lower interest rate.

Real Estate Risk. Because a Fund may invest in Underlying Funds that invest in Real Estate Investment Trusts (“REITs”), the Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market. These may include decreases in real estate values, overbuilding, increases in operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. REITs are also heavily dependent upon the success of their management teams and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

Real Estate and REIT Risk. A Fund is subject to the risks of the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market and the direct ownership of real estate. These may include decreases in real estate values, overbuilding, rising operating costs, interest rates and property taxes. In addition, some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects. Investing in REITs involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of a Fund to achieve its investment objective and could increase the operating expenses of a Fund.

Repurchase and Reverse Repurchase Agreements Risk. A Fund may enter into repurchase agreements in which it purchases a security (known as the "underlying security") from a securities dealer or bank. In the event of a bankruptcy or other default by the seller of are purchase agreement, a Fund could experience delays in liquidating the underlying security and losses in the event of a decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment, and involve the risk that (i) the other party may fail to return the securities in a timely manner, or at all, and (ii) the market value of assets that are

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required to be repurchased decline below the purchase price of the asset that has to be sold, resulting in losses to the Fund.

Restricted Securities Risk. A Fund may hold securities that are restricted as to resale under the U.S. federal securities laws. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the values of restricted securities may have significant volatility.

Risk Management Risk. The measures that the Advisor, Sub-Advisor or portfolio managers use to monitor and manage the risks of a Fund may not accomplish the intended results and a Fund may experience losses significantly greater than expected.

Sector Concentration Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Sector Risk. A Fund may be subject to the risk that its assets are invested in a particular sector or group of sectors in the economy and as a result, the value of a Fund may be adversely impacted by events or developments in a sector or group of sectors. These events or developments might include additional government regulation, resource shortages or surpluses, changes in consumer demands or improvements in technology that make products or services of a particular sector less desirable.

Security Risk. The value of a Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio. The net asset value of a Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Funds invest in securities that may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Market prices of securities in broad market segments may be adversely affected by a prominent issuer having experienced losses, lack of earnings, failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer, such as changes in interest rates.

Segregation Risk. In order to secure obligations to cover short positions on options, the Funds will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause a Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement

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may also cause a Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Short Position Risk: A Fund’s long positions could decline in value at the same time that the value of the short positions increase, thereby increasing the Fund’s overall potential for loss. A Fund’s short positions may result in a loss if the price of the short position instruments rise and it costs more to replace the short positions. In contrast to the Fund’s long positions, for which the risk of loss is typically limited to the amount invested, the potential loss on the Fund’s short positions is potentially large. Market factors may prevent a Fund from closing out a short position at the most desirable time or at a favorable price.

Short Selling Risk. If a security sold short increases in price, a Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

Small and Mid Capitalization Stock Risk.  A Fund may invest in ETFs that invest in the stocks of small and mid-sized companies, and therefore may be subject to additional risks.  The earnings and prospects of these companies are more volatile than larger companies.  Smaller-sized companies may experience higher failure rates than larger companies.  Smaller-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Sovereign Debt Risk. The issuer of the foreign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. The market prices of sovereign debt, and a Fund’s net asset value, may be more volatile than prices of U.S. debt obligations and certain emerging markets may encounter difficulties in servicing their debt obligations.

Structured Note Risk. A Fund may seek investment exposure to sectors through structured notes that may be exchange traded or may trade in the over the counter market.  These notes are typically issued by banks or brokerage firms, and have interest and/or principal payments which are linked to changes in the price level of certain assets or to the price performance of certain indices.  The value of a structured note will be influenced by time to maturity, level of supply and demand for this type of note, interest rate and market volatility, changes in the issuer's credit quality rating, and economic, legal, political, or events that affect the industry.  In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.  Structured notes may also be subject to counterparty risk.  A Fund may also be exposed to increased transaction costs when it seeks to sell such notes in the secondary market.

Sub-Prime Mortgage Risk. Lower-quality notes, such as those considered "sub-prime" are more likely to default than those considered "prime" by a rating evaluation agency or service provider. An economic downturn or period of rising interest rates could adversely affect the

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market for sub-prime notes and reduce a Fund's ability to sell these securities. The lack of a liquid market for these securities could decrease a Fund's share price. Additionally, borrowers may seek bankruptcy protection which would delay resolution of security holder claims and may eliminate or materially reduce liquidity.

Swaps Risk. The Fund's use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities. Derivative contracts ordinarily have leverage inherent in their terms. The low margin deposits normally required in trading derivatives, including futures contracts, permit a high degree of leverage. Accordingly, a relatively small price movement may result in an immediate and substantial loss to the Fund. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet collateral segregation requirements. The use of leveraged derivatives can magnify a Fund's potential for loss and, therefore, amplify the effects of market volatility on a Fund's share price.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Risk.  Investment in a Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which a Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.

Turnover Risk.  The models used by the Advisor may require a higher portfolio turnover, which may result in higher transactional and brokerage costs and reduced Fund returns, unless the securities traded can be bought and sold without corresponding commission costs.  Active trading of securities may also increase a Fund's realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

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Underlying Fund Risk. Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which a Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in a Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Sub-Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in a Fund. Additional risks of investing in ETFs and mutual funds are described below:

Closed-End Fund Risk. Closed-end funds are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing will be higher than the cost of investing directly in a closed-end fund and may be higher than other mutual funds that invest directly in stocks and bonds. Closed-end funds are also subject to management risk because the adviser to the underlying closed-end fund may be unsuccessful in meeting the fund’s investment objective. These funds may also trade at a discount or premium to their net asset value and may trade at a larger discount or smaller premium subsequent to purchase by a Fund. Since closed-end funds trade on exchanges, a Fund will also incur brokerage expenses and commissions when it buys or sells closed-end fund shares.

Inverse Correlation Risk: Underlying Funds that are inverse funds should lose value as the index or security tracked by such fund’s benchmark increases in value; a result that is the opposite from traditional mutual funds. Successful use of inverse funds requires that the Advisor correctly predict short term market movements. If a Fund invests in an inverse fund and markets rise, the Fund could lose money. Inverse funds may also employ leverage such that their returns are more than one times that of their benchmark.

Management Risk: When a Fund invests in Underlying Funds there is a risk that the investment advisers of those Underlying Funds may make investment decisions that are detrimental to the performance of the Fund.

Mutual Fund Risk. Mutual funds are subject to investment advisory and other expenses, which will be indirectly paid by a Fund. As a result, your cost of investing will be higher than the cost of investing directly in a mutual fund and may be higher than other mutual funds that invest directly in stocks and bonds. Mutual funds are also subject management risk because the advisor to the underlying mutual fund may be unsuccessful in meeting the fund’s investment objective and may temporarily pursue strategies which are inconsistent with the Fund’s investment objective.

Net Asset Value and Market Price Risk: The market value of ETF shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when shares trade at a premium or discount to net asset value.

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Strategies Risk: Each Underlying Fund is subject to specific risks, depending on the nature of the fund. These risks could include liquidity risk, sector risk, and foreign currency risk, as well as risks associated with fixed income securities and commodities.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. A Fund may be subject to such risk to the extent it invests in securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises.

Volatility Risk. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short term changes up or down.

Portfolio Holdings Disclosure Policies

A description of each Fund’s policies regarding disclosure of the securities in the Fund’s portfolio is found in the Statement of Additional Information.

Cybersecurity

The computer systems, networks and devices used by the Funds and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with the Funds’ ability to calculate its NAV; impediments to trading; the inability of the Funds, the Advisor, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other

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parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Each Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”). Each Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (ET) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

• the name of the Fund and share class

• the dollar amount of shares to be purchased

• a completed purchase application or investment stub

• check payable to the applicable Fund

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A and Class C shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not

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available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

Multiple Classes

Each Fund offers Class A, Class C, and Class I shares. Each class of shares has a different distribution arrangement and expenses to provide for different investment needs. This allows you to choose the class of shares most suitable for you depending on the amount and length of investment and other relevant factors. Sales personnel may receive different compensation for selling each class of shares. Each class of shares represents an interest in the same portfolio of investments a Fund. Not all share classes may be available in all states.

Class A Shares

You can buy Class A shares at the public offering price, which is the NAV plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Class A shares are subject to a 12b-1 fee of 0.25% which is lower than the 12b-1 fee for the Class C shares of 1.00%. The up-front Class A sales charge and the commissions paid to dealers are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above(1)	0.00%	0.00%	0.00%

(1) In the case of investments at or above the $1 million breakpoint (where you do not pay an initial sales charge), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within 18 months of purchase. As explained below, the CDSC for these Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Some intermediaries may waive the CDSC under certain circumstances. Please refer to Appendix A to this prospectus, entitled “Intermediary-Specific Sales Charge Reductions and Waivers”, for more information.

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If you invest $1 million or more either as a lump sum or through rights of accumulation quantity discount or letter of intent programs, you can buy shares without an initial sales charge. The Advisor may pay a commission up to 1.00% out of its own resources to broker-dealers who initiate and are responsible for the purchase of shares of $1 million or more.

How to Reduce Your Sales Charge

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

Class A Sales Charge Reductions

Reduced sales charges are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

Letter of Intent: An investor may qualify for a reduced sales charge immediately by stating his or her intention to invest, during a 13-month period, an amount that would qualify for a reduced sales charge and by signing a Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. However, if an investor does not buy enough shares to qualify for the lower sales charge by the end of the 13-month period (or when you sell your shares, if earlier), the additional shares that were purchased due to the reduced sales charge credit the investor received will be liquidated to pay the additional sales charge owed.

Rights of Accumulation: You may add the current value of all of your existing Fund shares to determine the front-end sales charge to be applied to your current Class A purchase. Only balances currently held entirely in a Fund or, if held in an account through a financial services firm, at the same firm through whom you are making your current purchase, will be eligible to be added to your current purchase for purposes of determining your Class A sales charge. You may include the value of the Funds’ investments held by the members of your immediate family, including the value of the Funds’ investments held by you or them in individual retirement plans, such as individual retirement accounts (“IRAs”), provided such balances are also currently held entirely in the Funds or, if held in an account through a financial services firm, at the same financial services firm through whom you are making your current purchase. The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s NAV. If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint, you must, at the time of your purchase (including at the time of any future purchase) specifically identify those shares to your current broker-dealer.

Investments of $1 Million or More: With respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1.00% CDSC on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The CDSC for

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Class A shares is based on the NAV at the time of purchase. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example, if you buy shares on the 15th of the month, they will age one month on the 15th day of the next month and each following month. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Fund.

Class A Sales Charge Waivers: Each Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Advisor or its affiliates; (2) officers and present or former Trustees; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively “relatives”) of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) the Advisor or its affiliates and certain employee benefit plans for employees of the Advisor; (4) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (5) registered representatives of broker-dealers who have entered into selling agreements with the Advisor for their own accounts; and (6) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with the Fund, Advisor or distributor with respect to such purchases.

For more information regarding which intermediaries may have agreements with the Fund or distributor and their policies and procedures with respect to purchases at NAV, see Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. In addition, certain intermediaries may also provide for different sales charge discounts, which are also described in Appendix A to this prospectus.

Additional information is available by calling 877-329-4246 (877-DAY-HAGN). Your financial advisor can also help you prepare any necessary application forms. You or your financial advisor must notify the Funds at the time of each purchase if you are eligible for any of these programs. Each Fund may modify or discontinue these programs at any time. Information on sales charge reductions and/or waivers is not separately available on the Funds’ website because it is contained in this Prospectus.

Class C Shares

You can buy class C shares at NAV. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of the Fund’s average daily net assets. Because Class C shares pay a higher 12b-1 fee than Class A shares, Class C shares have higher ongoing expenses than Class A shares.

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Class I Shares

You can buy class I shares at NAV. Sales of Class I shares are not subject to a front-end sales charge or an annual 12b-1 fee. Availability of Class I shares is subject to agreement between the distributor and each financial intermediary. Class I Shares may also be available on certain brokerage platforms. An investor transacting in Class I Shares through a broker acting as an agent for the investor may be required to pay a commission and/or other forms of compensation to the broker.

Distribution Plans

Each Fund has adopted distribution and service plans under Rule 12b-1 of the 1940 Act that allows the Fund to pay distribution and/or service fees in connection with the distribution of its Class A and Class C shares and for services provided to shareholders. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

Under the Funds’ Plan related to the Class A Shares, each Fund may pay an annual fee of up to 0.50% of the average daily net assets of the Fund’s Class A Shares (the “Class A 12b-1 Fee”) for shareholder services and distribution related expenses. Each Fund is currently paying a Class A 12b-1 Fee of up to 0.25% of its average daily net assets. If authorized by the Board and upon notice to shareholders, each Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. All or a portion of the distribution and services fees may be paid to your financial advisor for providing ongoing services to you.

Class C Shares

Under the Funds’ Plan related to the Class C Shares, each Fund may pay an annual fee of up to 1.00% of the average daily net assets of the Fund’s Class C Shares. A portion of the distribution and services fees may be paid to your financial advisor for providing ongoing service to you.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in a Fund for the first time, please call toll-free 877-329-4246 (877-DAY-HAGN) to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

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If you are purchasing through the Funds’ transfer agent, send the completed Shareholder Account Application and a check payable to the applicable Fund to the following address:

Day Hagan Funds

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or a Fund is unable to debit your pre-designated bank account on the day of purchase, the Fund reserves the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in a Fund should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. Each Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. Each Fund also reserves the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 877-329-4246 (877-DAY-HAGN) to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Funds, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. The Funds presently does not charge a fee for the receipt of wired funds, but may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial investment in each share class of each Fund is $1,000 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in each Fund is $50. Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.

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Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Automatic Investment Plan

You may open an automatic investment plan account with a $100 initial purchase and a $100 monthly investment. If you have an existing account that does not include the automatic investment plan, you can contact the Funds’ transfer agent to establish an automatic investment plan. The automatic investment plan provides a convenient method to have monies deducted directly from your bank account for investment in a Fund. You may authorize the automatic withdrawal of funds from your bank account for a minimum amount of $100. Each Fund may alter, modify or terminate this plan at any time. To begin participating in this plan, please complete the Automatic Investment Plan Section found on the application or contact the Trust at 877-329-4246 (877-DAY-HAGN).

Additional Investments

The minimum subsequent investment in each Fund is $50. You may purchase additional shares of a Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 877-329-4246 (877-DAY-HAGN) or by writing to a Fund at:

Day Hagan Funds

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha NE 68130

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Funds are unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Funds can, with notice, redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds.

The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. These broker-dealers and financial institutions may charge a fee for their services. A Fund is deemed to have received an order when the authorized person or designee receives the order, and

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the order is processed at the NAV next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

Market Timing

The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that a Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Funds attempt to deter market timing, there is no assurance that they will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provide each Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in proper order by the Funds’ transfer agent or by a brokerage firm or other financial institution that sells Fund shares, authorized to accept redemption orders on the Fund’s behalf, before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s NAV.

The Funds typically expect that it will take up to seven calendar days following the receipt of your redemption request by any method to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Shares of the Funds may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good order, should be addressed to the Fund at:

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Day Hagan Funds

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha NE 68130

“Good order” means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

A Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. A Fund may also require that signatures be guaranteed for redemptions of $100,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 877-329-4246 (877-DAY-HAGN) if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 877-329-4246 (877-DAY-HAGN). You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

Each Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemption Fee and CDSC. Currently, the Funds do not charge a redemption fee on Fund shares redeemed. Shareholders in a Fund who purchased $1 million or more Class A shares and did not pay a front-end sales charge may be assessed a 1.00% CDSC on shares redeemed less than 18 months after the date of their purchase.

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The Funds use a “first in, first out” method for calculating the CDSC. This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last. The CDSC is paid to the Advisor to reimburse expenses incurred in providing distribution-related services to the Fund.

Each Fund reserves the right to add, modify, waive or eliminate the CDSC or redemption fee at any time. If there is a material change to a Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change. The Statement of Additional Information contains further details about the redemption fee and CDSC and the conditions for waiving these fees.

Redemptions in Kind.  The Funds reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets.  The securities will be chosen by the Funds and valued under the Funds’ net asset value procedures.  A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash. However, the Board has determined that, until otherwise approved by the Board, all redemptions in the Funds be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Funds will provide shareholders with notice of such change to the redemption policy.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 877-329-4246 (877-DAY-HAGN). Redemptions specifying a certain date or share price cannot be accepted and will be returned. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Funds may suspend redemptions or postpone payment dates.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of each Fund are also subject to involuntary redemption if the Board determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Exchange Privilege

You may exchange shares of a particular class of a Fund only for shares of the same class of another Fund. For example, you can exchange Class A shares of the Tactical Allocation Fund for Class A shares of the Logix Tactical Dividend Fund. Shares of the Fund selected for exchange must be available for sale in your state of residence. You must meet the minimum purchase requirements for the Fund you purchase by exchange. For tax purposes, exchanges of shares involve a sale of shares of the Fund you own and a purchase of the shares of the other

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Fund, which may result in a capital gain or loss. In order to exchange shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day. Exchanges are made at the NAV determined after the order is considered received.  You will not be charged the upfront sales charge or the CDSC on exchanges of Class A shares.

Converting Shares

Shareholders of the Funds may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense ratio than the original share class. Shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Fund’s distributor may be automatically converted by the financial intermediary, without notice, to a share class with a lower expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program's policies. Class C shares are only eligible for conversion if they are no longer subject to a CDSC.

An investor may directly or through his or her financial intermediary contact a Fund to request a voluntary conversion between share classes of the Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. The Fund may change, suspend or terminate this conversion feature at any time.

valuing fund assets

The Funds’ assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially effects fair value, the Advisor will value the Funds’ assets at their fair value according to policies approved by the Board. For example, if trading in a portfolio security is halted and does not resume before the Funds calculate their NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the advisor may need to price the security using fair value pricing guidelines. In these cases, the Funds’ NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. The Funds may use pricing services to determine market value. A Fund’s NAV is calculated based upon the NAV of the

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underlying investment companies in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Funds may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Funds do not price its shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Tactical Allocation Fund intends to make annual dividend distributions. The Logix Tactical Dividend Fund intends to make quarterly dividend distributions. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

Taxes

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. The Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

MANAGEMENT OF THE FUNDS

Advisor

Donald L. Hagan, LLC, also known as Day Hagan Asset Management, a Florida limited liability company located at 1000 South Tamiami Trail, Sarasota, FL, serves as advisor to the Funds. The Advisor was formed in 2004 and, as of June 30, 2018, has approximately $1.43 billion in assets under advisement or management for individuals, institutions and financial

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advisors around the country. The Tactical Allocation Fund is managed using the same investment models that the Advisor has been using for separately managed accounts since 2004. Under the terms of the management agreement, the Advisor is responsible for formulating the Fund’s investment policies, making ongoing investment decisions and directing portfolio transactions.

Sub-Advisor – Logix Tactical Dividend Fund -

DH Logix, LLC, also known as Day Hagan Logix, a Delaware limited liability corporation located at 1000 S. Tamiami Trail, Sarasota, Florida 34236, serves as Sub-Advisor to the Fund. The Sub-Advisor was founded in 2017. In addition to serving as investment sub-advisor to the Fund, the Sub-Advisor provides investment advice to high net worth individuals, and institutional investors, including endowments and foundations.

Under the supervision of the Fund’s Advisor, the Sub-Advisor is responsible for making investment decisions and executing portfolio transactions for the Fund. In addition, the Sub-Advisor is responsible for maintaining certain transaction and compliance related records of the Fund. As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay the Sub-Advisor 100% of the net management fees that the Advisor receives from the Fund.

Portfolio Managers

Donald Hagan and Arthur Day are jointly responsible for the day-to-day management of the Tactical Allocation Fund’s portfolio. Mr. Hagan is the Lead Portfolio Manager of the Tactical Allocation Fund.

Robert Herman, Jeffrey Palmer and Donald Hagan are jointly responsible for the day-to-day management of the Logix Tactical Dividend Fund’s portfolio. Mr. Herman is the Lead Portfolio Manager of the Logix Tactical Dividend Fund.

Arthur Day - Portfolio Manager of the Tactical Allocation Fund

Mr. Arthur Day is a managing member and partner of the Advisor.  Mr. Day has served in those roles since April 2006.  Prior to joining the Advisor, from 1993 until 2006, Mr. Day served as a First Vice President at Paine Webber which was acquired by UBS in 2001. From 1987 until 1993, he was a financial adviser at E.F. Hutton. Mr. Day’s investment career began in 1984 as an account executive with Dean Witter Reynolds. Mr. Day has a B.A. in Business.

Donald Hagan - Portfolio Manager of the Tactical Allocation Fund and Logix Tactical Dividend Fund

Mr. Donald Hagan, CFA, is a managing member and co-founder of the Advisor.  Mr. Hagan has served in those roles since September 2004 when the Advisor was registered with the SEC. Mr. Hagan served as the chief compliance officer of the Advisor from September 2004 to December 2012. Prior to founding the Advisor, from 2001 – 2004, Mr. Hagan was Senior Vice President and Senior Portfolio Manager at Wells Fargo Bank’s Private Client Services. Prior to Wells Fargo, Mr. Hagan served as Director of Research and Portfolio Manager for SCI Capital

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Management from 1996 – 2001.  SCI was acquired by Wells Fargo in early 2001. Prior to being recruited as Director of Research for SCI, Mr. Hagan was Chief Sector Analyst and Editor for Ned Davis Research, Inc.  From 1989 through 1996, Don also served as editor for the following institutional research periodicals: Industry Watch; Group Update; Techno-Fundamental Ranks; and Top 30 Picks.  Mr. Hagan has a B.A. in Economics and is a Chartered Financial Analyst.

Robert Herman - Portfolio Manager of the Logix Tactical Dividend Fund

Mr. Robert Herman is a Senior Managing Director and Portfolio Manager of the Sub-Advisor.  Mr. Herman has served in these roles since 2009. Prior to serving in these capacities, Mr. Herman was the President and Portfolio Manager of Logix Investment Management from 2003-2006.  From 2006-2008, Mr. Herman served as a Senior Advisor to Logix.  Logix was acquired by the Sub-Advisor in 2009. Mr. Herman began his investment career at Goldman Sachs as an equity analyst and later a lead equity analyst within the global investment research group. Mr. Herman was previously an engagement leader for Monitor Company, a strategy consultancy company. Mr. Herman earned a B.A. degree from the University of Michigan and an M.B.A. in Finance and Health Services Management from the Kellogg Graduate School of Management at Northwestern University.

Jeffrey Palmer - Portfolio Manager of the Logix Tactical Dividend Fund

Mr. Jeffrey Palmer has served the Sub-Advisor as a Senior Managing Director since 2001, Equity Analyst since 1995 and Portfolio Manager since 1997.Mr. Palmer has served as the Chief Compliance Officer of the Sub-Advisor since 2002. Mr. Palmer has completed the CIPM Principles exam in Global Investment Performance Measurements.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed and ownership of shares of the Funds.

Advisory Fees

The Advisor is entitled to receive a fee equal to 1.00% of the average daily net assets of the Tactical Allocation Fund and the Logix Tactical Dividend Fund. The Advisor has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to maintain a Fund’s total annual operating expenses (excluding brokerage costs; borrowing and liquidity costs such as interest and dividends on securities sold short; taxes; underlying/acquired fund expenses; and extraordinary expenses) at 1.60%, 2.35% and 1.35% for Class A, Class C and Class I Shares, respectively, for the Tactical Allocation Fund, and 1.55%, 2.30%, and 1.30% for Class A, Class C, and Class I Shares, respectively, for the Logix Tactical Dividend Fund through October 31, 2020. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three years following the fiscal year in which the expenses occurred, if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture. The Advisor (not a Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services for the Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule

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or regulation. For the fiscal year ended June 30, 2019, the Advisor received from the Tactical Allocation Fund advisory fees, after waivers, equal to 0.59% of the Fund’s average net assets. For the fiscal year ended June 30, 2019, the Advisor received from the Logix Tactical Dividend Fund advisory fees, after waivers, equal to 0.86% of the Fund’s average net assets. A discussion regarding the basis of the Board of Trustees’ most recent renewal of the management agreement with the Advisor for the Tactical Allocation Fund and Logix Tactical Dividend Fund is available in the Funds’ semi-annual report to shareholders for the period ended December 31, 2018. A discussion of the approval of the sub-advisory agreement between Day Hagan and DH Logix, LLC for the Logix Tactical Dividend Fund is available in the Trust’s annual report to shareholders for the period ended June 30, 2018.

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FINANCIAL HIGHLIGHTS

Day Hagan Tactical Allocation Fund

The following table is intended to help you better understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal year ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class A

	Year		Year		Year	Year		Year
	Ended		Ended		Ended	Ended		Ended
	June 30, 2019		June 30, 2018		June 30, 2017	June 30, 2016		June 30, 2015
Net asset value, beginning of year	$11.35		$11.62		$10.81	$11.30		$11.90
Activity from investment operations:
Net investment income (loss) (5)(6)	0.10		0.03		0.02	(0.00	) (1)	(0.00	) (1)
Net realized and unrealized gain (loss) from investments	(0.50)		0.51		0.79	(0.36)		(0.05)
Total from investment operations	(0.40)		0.54		0.81	(0.36)		(0.05)
Less distributions from:
Net investment income	(0.07)		(0.00	) (1)	—	—		(0.01)
Net realized gains	(0.45)		(0.81)		—	(0.13)		(0.54)
Total distributions	(0.52)		(0.81)		—	(0.13)		(0.55)
Net asset value, end of year	$10.43		$11.35		$11.62	$10.81		$11.30
Total return (2)	(3.31)%		4.64%		7.49%	(3.18)%		(0.49)%
Net assets, at end of year (000s)	$994		$4,934		$8,340	$15,542		$40,030
Ratio of gross expenses to average net assets (3)(4)	2.03	% (7)	1.88	% (7)	1.79%	1.83%		1.71%
Ratio of net expenses to average net assets (4)	1.61	% (7)	1.61	% (7)	1.60%	1.60%		1.60%
Ratio of net investment income (loss) to average net assets (4)(6)	0.93	% (7)	0.25	% (7)	0.18%	(0.03%)		(0.02%)
Portfolio Turnover Rate	233%		303%		176%	59%		120%

(1)	Amount represents less than $0.01 per share.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	The ratios include 0.01% of Broker/Margin interest expense for the years ended June 30, 2018 and June 30, 2019.

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	Class C

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	June 30, 2019		June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015
Net asset value, beginning of year	$10.60		$10.98		$10.29	$10.84	$11.51
Activity from investment operations:
Net investment income (loss) (4)(5)	0.00	(7)	(0.05)		(0.06)	(0.09)	(0.09)
Net realized and unrealized gain (loss) from investments	(0.45)		0.48		0.75	(0.33)	(0.04)
Total from investment operations	(0.45)		0.43		0.69	(0.42)	(0.13)
Less distributions from:
Net investment income	—		—		—	—	—
Net realized gains	(0.45)		(0.81)		—	(0.13)	(0.54)
Total distributions	(0.45)		(0.81)		—	(0.13)	(0.54)
Net asset value, end of year	$9.70		$10.60		$10.98	$10.29	$10.84
Total return (1)	(4.07)%		3.86%		6.71%	(3.88)%	(1.24)%
Net assets, at end of year (000s)	$3,444		$4,157		$5,436	$7,270	$9,467
Ratio of gross expenses to average net assets (2)(3)	2.78	% (6)	2.63	% (6)	2.54%	2.58%	2.46%
Ratio of net expenses to average net assets (3)	2.36	% (6)	2.36	% (6)	2.35%	2.35%	2.35%
Ratio of net investment income (loss) to average net assets (3)(5)	0.04	% (6)	(0.48	)% (6)	(0.53)%	(0.82)%	(0.80)%
Portfolio Turnover Rate	233%		303%		176%	59%	120%

(1)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(3)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(4)	Per share amounts calculated using the average shares method.

(5)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(6)	The ratios include 0.01% of Broker/Margin interest expense for the years ended June 30, 2018 and June 30, 2019.

(7)	Amount represents less than $0.01 per share.

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	Class I

	Year		Year		Year	Year	Year
	Ended		Ended		Ended	Ended	Ended
	June 30, 2019		June 30, 2018		June 30, 2017	June 30, 2016	June 30, 2015
Net asset value, beginning of year	$11.41		$11.69		$10.85	$11.29	$11.93 (1)
Activity from investment operations:
Net investment income (loss) (5)(6)	0.11		0.06		0.05	0.01	(0.01)
Net realized and unrealized gain (loss) from investments	(0.48)		0.51		0.79	(0.32)	(0.05)
Total from investment operations	(0.37)		0.57		0.84	(0.31)	(0.06)
Less distributions from:
Net investment income	(0.10)		(0.04)		—	—	(0.04)
Net realized gains	(0.45)		(0.81)		—	(0.13)	(0.54)
Total distributions	(0.55)		(0.85)		—	(0.13)	(0.58)
Net asset value, end of year	$10.49		$11.41		$11.69	$10.85	$11.29
Total return (2)	(3.04)%		4.88%		7.74%	(2.74)%	(0.56)%
Net assets, at end of year (000s)	$13,711		$19,242		$16,087	$15,384	$435
Ratio of gross expenses to average net assets (3)(4)	1.78	% (7)	1.63	% (7)	1.54%	1.58%	1.46%
Ratio of net expenses to average net assets (4)	1.36	% (7)	1.36	% (7)	1.35%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets (4)(6)	1.01	% (7)	0.54	% (7)	0.48%	0.05%	(0.10)%
Portfolio Turnover Rate	233%		303%		176%	59%	120%

(1)	The Day Hagan Tactical Allocation Fund Class I shares commenced operations on July 1, 2014.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the manager.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	The ratios include 0.01% of Broker/Margin interest expense for the years ended June 30, 2018 and June 30, 2019

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Day Hagan Logix Tactical Dividend Fund

The following table is intended to help you better understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for each fiscal year ended June 30 has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual report, which is available upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year Presented

	Class A

	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	June 30, 2019		June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015
Net asset value, beginning of year	$11.53		$11.33	$10.93	$10.68	$10.00 (1)
Activity from investment operations:
Net investment income (5)(6)	0.15		0.08	0.05	0.05	0.02
Net realized and unrealized gain (loss) from investments	(0.23)		0.95	0.49	0.36	0.69
Total from investment operations	(0.08)		1.03	0.54	0.41	0.71
Less distributions from:
Net investment income	(0.15)		(0.08)	(0.07)	—	(0.01)
Net realized gains	(0.98)		(0.75)	(0.07)	(0.16)	(0.02)
Total distributions	(1.13)		(0.83)	(0.14)	(0.16)	(0.03)
Net asset value, end of year	$10.32		$11.53	$11.33	$10.93	$10.68
Total return (2)	0.09	% (7)	9.29%	4.99%	3.90%	7.07%
Net assets, at end of year (000s)	$4,321		$9,442	$14,379	$18,980	$15,900
Ratio of gross expenses to average net assets before expense reimbursement or recapture (3)(4)	1.70%		1.61%	1.59%	1.70%	2.12%
Ratio of net expenses to average net assets after expense reimbursement or recapture (4)	1.55%		1.60%	1.60%	1.60%	1.60%
Ratio of net investment income to average net assets (4)(6)	1.41%		0.67%	0.49%	0.49%	0.15%
Portfolio Turnover Rate	53%		84%	72%	73%	93%

(1)	The Day Hagan Logix Tactical Dividend Fund Class A shares commenced operations on July 1, 2014.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements or recapture by the manager.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(7)	Had the Advisor not reimbursed the trade error, total return would have been (0.01)%. (Note 4)

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	Class C
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015
Net asset value, beginning of year	$11.31	$11.14	$10.77	$10.61	$10.00 (1)
Activity from investment operations:
Net investment income (loss) (5)(6)	0.07	(0.01)	(0.02)	(0.03)	(0.06)
Net realized and unrealized gain (loss) from investments	(0.23)	0.94	0.48	0.35	0.69
Total from investment operations	(0.16)	0.93	0.46	0.32	0.63
Less distributions from:
Net investment income	(0.07)	(0.01)	(0.02)	—	—
Net realized gains	(0.98)	(0.75)	(0.07)	(0.16)	(0.02)
Total distributions	(1.05)	(0.76)	(0.09)	(0.16)	(0.02)
Net asset value, end of year	$10.10	$11.31	$11.14	$10.77	$10.61
Total return (2)	(0.70)%	8.43%	4.25%	2.98%	6.28%
Net assets, at end of year (000s)	$11,495	$16,869	$20,045	$14,915	$3,790
Ratio of gross expenses to average net assets before expense reimbursement or recapture (3)(4)	2.45%	2.36%	2.34%	2.45%	2.87%
Ratio of net expenses to average net assets after expense reimbursement or recapture (4)	2.30%	2.35%	2.35%	2.35%	2.35%
Ratio of net investment income (loss) to average net assets (4)(6)	0.69%	(0.08)%	(0.20)%	(0.34)%	(0.57)%
Portfolio Turnover Rate	53%	84%	72%	73%	93%

(1)	The Day Hagan Logix Tactical Dividend Fund Class C shares commenced operations on July 1, 2014.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements or recapture by the manager.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

64

	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30, 2019	June 30, 2018	June 30, 2017	June 30, 2016	June 30, 2015
Net asset value, beginning of year	$11.56	$11.37	$10.97	$10.70	$10.00 (1)
Activity from investment operations:
Net investment income (5)(6)	0.19	0.11	0.09	0.07	0.05
Net realized and unrealized gain (loss) from investments	(0.24)	0.95	0.49	0.37	0.69
Total from investment operations	(0.05)	1.06	0.58	0.44	0.74
Less distributions from:
Net investment income	(0.18)	(0.12)	(0.11)	(0.01)	(0.02)
Net realized gains	(0.98)	(0.75)	(0.07)	(0.16)	(0.02)
Total distributions	(1.16)	(0.87)	(0.18)	(0.17)	(0.04)
Net asset value, end of year	$10.35	$11.56	$11.37	$10.97	$10.70
Total return (2)	0.35%	9.45%	5.31%	4.09%	7.36%
Net assets, at end of year (000s)	$62,506	$93,997	$113,267	$91,018	$15,527
Ratio of gross expenses to average net assets before expense reimbursement or recapture (3)(4)	1.45%	1.36%	1.34%	1.45%	1.87%
Ratio of net expenses to average net assets after expense reimbursement or recapture (4)	1.30%	1.35%	1.35%	1.35%	1.35%
Ratio of net investment income to average net assets (4)(6)	1.71%	0.92%	0.80%	0.65%	0.43%
Portfolio Turnover Rate	53%	84%	72%	73%	93%

(1)	The Day Hagan Logix Tactical Dividend Fund Class I shares commenced operations on July 1, 2014.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of redemption fees. Had the manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements or recapture by the manager.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

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Appendix

INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. & EACH ENTITY'S AFFILIATES (“RAYMOND JAMES”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

• Shares purchased in an investment advisory program.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Trust advised by the Adviser (the “fund family”).

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

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• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation, and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

The information disclosed in the appendix is part of, and incorporated in, the prospectus

67

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. July 2017

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-844-223-8637

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PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you:

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund Series Trust doesn't share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund Series Trust doesn’t jointly market.

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FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. The annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Funds’ performance results as of the Funds’ latest annual fiscal year end.

Call the Funds at 877-329-4246 (877-DAY-HAGN) to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Funds and to make shareholder inquiries. You may also obtain this information from the Funds’ internet site at www.dhfunds.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21872

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